UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023 (May 1, 2023)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement

As described in more detail below, on May 1, 2023, Boston Omaha Asset Management, LLC (“BOAM”), a subsidiary of Boston Omaha Corporation (“BOC”), acquired 100% of the membership interests in 24th Street Asset Management LLC, a Delaware limited liability company (“24th Street”), from the members of 24th Street (the “Sellers”) for cash and BOC Class A common stock valued at $5,016,494.00 in the aggregate. Prior to the transaction, BOAM indirectly owned 48% of the membership interests of 24th Street.

The consideration consists of $2,759,072.00 in cash at closing, an additional $1,254,102.00 in cash subject to holdback (the “Holdback Amount”), and 45,644 shares of BOC Class A common stock (based on the average closing price of BOC Class A common stock for the 30 business day period ending two days before the closing date) (the “BOC Shares”).  The BOC Shares issued in the transaction are unregistered and have no registration rights.  Furthermore, in the event that distributions are paid to 24th Street pursuant to 24th Street’s gross profits interest (carried interest) held in certain entities (including 24th Street Fund I, LLC and 24th Street Fund II, LLC, collectively, the “Funds”), minus certain compensation bonuses payable (such net amount, the “Net Promote Amount”), that exceed $7,226,672.00 but are less than equal to $9,635,562.00, the Sellers will receive, as a release from the Holdback Amount, 52.062% of such excess, such that if the Net Promote Amount equals $9,635,562.00 (the “Earn-Out Threshold”), the full Holdback Amount will have been released to the Sellers.  Furthermore, to the extent that such Net Promote Amount exceeds the Earn-Out Threshold, the Sellers will receive 25% of the amount of such excess (the “Earn-Out”) until the Funds are liquidated or dissolved at which point Sellers’ right to any Earn-Out payment shall extinguish and the Holdback shall expire.

Brendan Keating beneficially owned approximately 92% of the membership interests that were sold by the Sellers to BOAM in the transaction.  As Mr. Keating is a member of the Board of Directors of BOC and was appointed as a co-managing director of BOAM in early 2023, the Audit and Risk Committee of BOC, comprised of three independent directors, were granted the authority to review, evaluate, and negotiate, or reject, the potential transaction.  The Audit and Risk Committee unanimously approved the MIPA and the BOC Board of Directors subsequently approved the transaction.

The Membership Interest Purchase Agreement (the “MIPA”) includes customary representations and warranties, as well as certain covenants, including, among other things, that the Sellers abide by certain confidentiality requirements.

The above description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The MIPA governs the contractual rights between the parties.  The MIPA has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the MIPA and is not intended to modify or supplement any factual disclosures about BOC in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the MIPA is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to BOC.

The representations, warranties, and covenants contained in the MIPA have been made solely for the purposes of the MIPA and as of specific dates; were solely for the benefit of the parties to the MIPA; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, as the case may be, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the MIPA, which disclosures are not reflected in the MIPA itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the MIPA, security holders are not third-party beneficiaries under the MIPA and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of BOC. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the MIPA, which subsequent information may or may not be fully reflected in BOC’s public disclosures.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 1, 2023, concurrently with the execution and delivery of the MIPA described in Item 1.01, BOAM and the Sellers completed the purchase and sale of the membership interests held by the Sellers. The information disclosed in response to Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of BOC Class A common stock pursuant to the MIPA is incorporated by reference into this Item 3.02. As part of the aggregate consideration payable on the closing date, BOC issued the number of shares of Class A common stock set forth above. The issuance of the Class A common stock was made in reliance upon an exemption provided under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

On May 1, 2023, BOC issued a press release announcing the entry into the MIPA. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release was also simultaneously filed on BOC’s website.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1*	Membership Interest Purchase Agreement, dated as of May 1, 2023, by and between Boston Omaha Asset Management, LLC and the Sellers, as identified therein.*
99.1	Press release dated May 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. BOC will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date:  May 1, 2023